            As filed with the Securities and Exchange Commission on June 7, 1996
                                                  Registration No.

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                        YES! ENTERTAINMENT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

          CALIFORNIA                                             94-165290
- -------------------------------                           ----------------------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

          3875 HOPYARD ROAD, SUITE 375, PLEASANTON, CALIFORNIA 94588
  (ADDRESS OF REGISTRANTS'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                                ---------------

                            1992 STOCK OPTION PLAN
                            1995 STOCK OPTION PLAN
                           1995 DIRECTOR OPTION PLAN
                           (FULL TITLE OF THE PLANS)

                                ---------------

                                BRUCE D. BOWER
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                        YES! ENTERTAINMENT CORPORATION
                         3875 HOPYARD ROAD, SUITE 375
                         PLEASANTON, CALIFORNIA 94588
                                (510) 847-9444
    (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                       AREA CODE, OF AGENT FOR SERVICE)

                                ---------------

                                   COPY TO:
                             DEBRA B. ROSLER, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                           PALO ALTO, CA 94304-1050
                                (415) 493-9300

================================================================================

                        CALCULATION OF REGISTRATION FEE

- ----------------------------------------------------------------------------------------------------------------
                                                                        PROPOSED       PROPOSED
                                                                        MAXIMUM        MAXIMUM
                                                           AMOUNT       OFFERING      AGGREGATE       AMOUNT OF
       TITLE OF SECURITIES TO                              TO BE         PRICE         OFFERING      REGISTRATION
            BE REGISTERED                                REGISTERED    PER SHARE        PRICE            FEE
- ----------------------------------------------------------------------------------------------------------------
Common Stock, no par value

- -Reserved under 1992 Stock Option Plan, as amended         463,978    $3.80/13.19    $1,869,436(1)       $  645

- -Reserved under 1995 Stock Option Plan                   1,000,000    $6.77/13.19    $8,021,707(2)       $2,766

- -Reserved under 1995 Director Stock Option Plan            120,000    $5.25/13.19    $1,106,400(3)       $  382
                                                       -----------                  -----------       ---------

TOTAL                                                    1,583,978                  $10,997,543          $3,793
                                                       ===========                  ===========       =========

- -----------------------
(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee on the basis of (i) the weighted average exercise price of $3.80 per share for outstanding options to purchase a total of 452,649 shares of Common Stock and (ii) $13.19 per share (the average of the bid and ask reported prices as of June 3, 1996) for 11,329 shares of Common Stock reserved for issuance thereunder.

(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee on the basis of (i) the weighted average exercise price of $6.77 per share for outstanding options to purchase a total of 805,030 shares of Common Stock and (ii) $13.19 per share (the average of the bid and ask reported prices as of June 3, 1996) for 194,970 shares of Common Stock reserved for issuance thereunder.

(3) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee on the basis of (i) the weighted average exercise price of $5.25 per share for outstanding options to purchase a total of 60,000 shares of Common Stock and (ii) $13.19 per share (the average of the bid and ask reported prices as of June 3, 1996) for 60,000 shares of Common Stock reserved for issuance thereunder.

                                     PART I

                     INFORMATION REQUIRED IN THE PROSPECTUS

ITEM 1.        PLAN INFORMATION.
               -----------------

               Omitted pursuant to the instructions and provisions of Form S-8.

ITEM 2.        REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.
               ------------------------------------------------------------

               Omitted pursuant to the instructions and provisions of Form S-8.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.        INCORPORATION OF DOCUMENTS BY REFERENCE
               ---------------------------------------

               The following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") by the Registrant are incorporated herein by reference:

        1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1995.

        2. The Registrant's Report on Form 10-Q for the quarterly period ended March 31, 1996.

        3. The description of Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A dated April 20, 1995, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which was declared effective on June 7, 1995.

     All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

ITEM 4.        DESCRIPTION OF SECURITIES.
               -------------------------

               Not applicable.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL.
               --------------------------------------

               None.

ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Section 317 of the California Corporations Code authorizes a corporation to indemnify its directors, officers, employees or other agents in terms sufficiently broad to permit indemnification (including reimbursement for expenses incurred) under certain circumstances for labilities arising under the Securities Act of 1933, as amended (the "1933 Act"). The Registrant's Articles of Incorporation, as amended, and Bylaws, as amended, provided for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with its directors and several officers. The Amended and Restated Registration Rights Agreement dated as of June 17, 1994 entered into by the Registrant and certain holders (the "Holders") of its Common and Preferred Stock, provides for cross-indemnification of the Holders and of the Registrant, its officers and directors for certain liabilities arising under the 1993 Act or otherwise.

          The indemnification provision in the Bylaws and the indemnification agreements entered into between the Registrant and its directors and executive officers, may be sufficiently broad to permit indemnification of the Registrant, its officers and directors for liabilities arising under the 1933 Act.

ITEM 7.      EXEMPTION FROM REGISTRATION CLAIMED.

             Not applicable.

ITEM 8.      INDEX TO EXHIBITS.


 Exhibit                         Description of Document
 Number
- ---------    -------------------------------------------------------------------
4.1(1)       Amended and Restated Articles of Incorporation of Registrant
4.2(2)       Bylaws of Registrant
4.3          1992 Stock Option Plan, as amended
4.4          1995 Stock Option Plan
4.5          1995 Director Option Plan
5.1          Opinion of Counsel as to legality of securities being registered
23.1         Consent of Ernst & Young LLP
23.2         Consent of Counsel (contained in Exhibit 5.1)
24.1         Power of Attorney (included on signature pages)

- --------------
(1) Incorporated by reference to Exhibit 3.1 of the Registrants' Registration Statement on Form S-1 (File No. 33-91408).
(2) Incorporated by reference to Exhibit 3.2 of the Registrants' Registration Statement on Form S-1 (File No. 33-91408).

ITEM 9.   UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on this 7th day of June 1996.

                                    YES! ENTERTAINMENT CORPORATION

                                    By:       /s/ Bruce D. Bower
                                        ----------------------------------
                                                 Bruce D. Bower
                                              Executive Vice President,
                                          General Counsel and Secretary

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints, jointly and severally, Donald D. Kingsborough, Bruce D. Bower and Sol Kershner and each one of them, his true and lawful attorney-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


          SIGNATURE                          TITLE                    DATE
- -----------------------------   -------------------------------   --------------
/s/ Donald D. Kingsborough      Chairman of the Board and         June 7, 1996
- -----------------------------     Chief Executive Officer
DONALD D. KINGSBOROUGH            (Principal Executive Officer)


/s/ Sol Kershner                Chief Financial Officer           June 7, 1996
- -----------------------------     (Principal Financial and
SOL KERSHNER                      Accounting Officer)

/s/ David C. Costine            Director                          June 7, 1996
- -----------------------------
DAVID C. COSTINE

/s/ Esmond T. Goei              Director                          June 7, 1996
- -----------------------------
ESMOND T. GOEI

/s/ Michael J. Marocco          Director                          June 7, 1996
- -----------------------------
MICHAEL J. MAROCCO

/s/ Gary L. Nemetz              Director                          June 7, 1996
- -----------------------------
GARY L. NEMETZ

                               Index to Exhibits
                               -----------------

Exhibit                         Description of Document                      Sequentially
Number                                                                         Numbered
                                                                                 Page
- -------  -------------------------------------------------------------      -------------
 4.1(1)   Amended and Restated Articles of Incorporation of Registrant
 4.2(2)   Bylaws of Registrant
    4.3   1992 Stock Option Plan, as amended
    4.4   1995 Stock Option Plan
    4.5   1995 Director Option Plan
    5.1   Opinion of Counsel as to legality of securities being registered
   23.1   Consent of Ernst & Young LLP
   23.2   Consent of Counsel (contained in Exhibit 5.1)
   24.1   Power of Attorney (included on signature pages)

- -------------
(1) Incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 33-91408).
(2) Incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (File No. 33-91408).